
                                                                                                EXHIBIT 19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                    NATIONSCREDIT GRANTOR TRUST 1996 - 1

      Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
       Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
        and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                         Sep-2002
Collection Period                                                                                1-Sep-2002
Determination Date                                                                              10-Oct-2002
Deposit Date                                                                                    11-Oct-2002
Distribution Date                                                                               15-Oct-2002


POOL BALANCE
            Pool Balance on the close of the last day of the Collection Period (Record Date)  20,361,277.51
            Pool Factor                                                                             9.12268%
            Ending Certificate Balance (per $1,000 certificate)                                       91.23
            Liquidation Proceeds                                                                  45,374.14
            Purchase Amounts                                                                              -



AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                  0.461
            Carry-Over Monthly Interest Payment                                                           -
                                                                                              --------------

            TOTAL INTEREST PAYMENT                                                                    0.461
                                                                                              ==============

            Principal Payments:
            Monthly Marine Principal Payment                                                          3.329
            Carry-Over Monthly Marine Principal Payment                                                   -
                                                                                              --------------

            TOTAL PRINCIPAL PAYMENT                                                                   3.329
                                                                                              ==============

            Servicing Fee:
            Servicing Fee                                                                             0.059
            Carry-Over Monthly Servicing Fee                                                              -
                                                                                              --------------

            TOTAL SERVICING FEE                                                                       0.059
                                                                                              ==============



SURETY BOND
            Surety Bond Amount for the current Distribution Date                               5,276,094.41
            Surety Bond Amount as a % of the Pool Balance                                          25.91239%


                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

    Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
      Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
       and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                     Sep-2002
Collection Period                                                                             1-Sep-2002
Determination Date                                                                           10-Oct-2002
Deposit Date                                                                                 11-Oct-2002
Distribution Date                                                                            15-Oct-2002


POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period     21,104,377.63
          Principal Collections                                                               727,100.43
          Purchase Amounts Allocable to Principal                                                      -
          Defaulted Receivables                                                                15,999.69
          Pool Balance on the close of the last day of the Collection Period               20,361,277.51

          Original Pool Balance                                                           223,194,105.12

          Pool Factor                                                                            9.12268%

          Preference Amounts                                                                           -

          Certificate Pass-Through Rate                                                             5.85%
          Servicing Fee Rate                                                                        0.75%



AVAILABLE INTEREST
          Collections allocable to interest                                                   189,715.30
          Liquidation Proceeds                                                                 45,374.14
          Purchase Amounts allocable to interest                                                       -
                                                                                          ---------------

          TOTAL INTEREST                                                                      235,089.44
                                                                                          ===============



AVAILABLE PRINCIPAL
          Collections allocable to principal                                                  727,100.43
          Purchase Amounts allocable to principal                                                      -
                                                                                          ---------------

          TOTAL PRINCIPAL                                                                     727,100.43
                                                                                          ===============



AVAILABLE FUNDS
          Collections allocable to interest                                                   189,715.30
          Liquidation Proceeds                                                                 45,374.14
          Purchase Amounts allocable to interest                                                       -
          Collections allocable to principal                                                  727,100.43
          Purchase Amounts allocable to principal                                                      -
                                                                                          ---------------

          TOTAL AVAILABLE FUNDS                                                               962,189.87
                                                                                          ===============



DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest                                               235,089.44
          Available Funds allocable to principal                                              727,100.43
          Reserve Account Interest Withdrawal                                                          -
          Surety Interest Drawing                                                                      -
          Reserve Account Preference Withdrawal                                                        -
          Surety Preference Withdrawal                                                                 -
          Reserve Account Principal Withdrawal                                                         -
          Surety Principal Drawing                                                                     -
                                                                                          ---------------

          TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                            962,189.87
                                                                                          ===============



INTEREST PAYMENT
          Monthly Interest Payment                                                            102,883.84
          Carry-Over Monthly Interest                                                                  -
                                                                                          ---------------

          TOTAL                                                                               102,883.84
                                                                                          ===============



PRINCIPAL PAYMENT
          Monthly Principal Payment                                                           743,100.12
          Carry-Over Monthly Principal                                                                 -
                                                                                          ---------------

          TOTAL                                                                               743,100.12
                                                                                          ===============



SERVICING FEE
          Servicing Fee                                                                        13,190.24
          Carry-Over Monthly Servicing Fee                                                             -
                                                                                          ---------------

          TOTAL                                                                                13,190.24
                                                                                          ===============



DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions                                                              102,883.84
          Principal distribution                                                              743,100.12
          Preference Amounts
          Servicing Fee distribution                                                           13,190.24
          Distributions to the Surety Bond Provider                                             2,110.44
          Distributions to the Reserve Account                                                         -
          Distributions to the Seller                                                         100,905.23

          Carry-Over Monthly Interest to the next Distribution Date                                    -
          Carry-Over Monthly Principal to the next Distributions Date                                  -
          Carry-Over Monthly Servicing Fee to the next Distribution Date                               -



RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period          5,579,852.63
          Earnings from investments on the Reserve Account                                      7,600.01
          Reserve Account Interest Withdrawal                                                          -
          Reserve Account Preference Withdrawal                                                        -
          Reserve Account Principal Withdrawal                                                         -
          Deposits to the Reserve Account                                                              -
                                                                                          ---------------

          Reserve Account Balance                                                           5,587,452.64
                                                                                          ===============

          Distributions of any excess amounts on deposit in the Reserve Account                 7,600.01
                                                                                          ---------------

          Ending Reserve Account Balance                                                    5,579,852.63
                                                                                          ===============

          Reserve Account Balance as a % of the Pool Balance                                       27.40%
          Specified Reserve Account Requirement                                             5,579,852.63
          Amount needed to fully fund Reserve Account                                                  -



SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance)                             5,276,094.41
          Surety Bond amount on the previous Distribution Date                              5,484,259.26
          Payments made with respect Surety Principal Draws                                            -
          Payments received with respect to unreimbursed Surety Principal Draws                        -
          Surety Bond Amount for the current Distribution Date                              5,276,094.41

          Total Surety Interest Draws                                                                  -
          Total Surety Principal Draws                                                                 -
          Total Surety Preference Draws                                                                -
          Total Draws                                                                                  -
          Outstanding Remaining Amounts Owed to the Surety Bond Provider                               -
          Interest on Remaining Amounts Owed to the Surety Bond Provider                               -
          Surety Bond Fee                                                                       2,110.44
          Total unreimbursed Surety Interest Draws                                                     -
          Total unreimbursed Surety Principal Draws                                                    -
          Total unreimbursed Surety Preference Draws                                                   -
          Amount Owed to Surety Bond Provider                                                   2,110.44
          Surety Bond Fee Paid                                                                  2,110.44
          Total payments for Surety Interest Draws                                                     -
          Total payments for  Surety Principal Draws                                                   -
          Total payments for  Surety Preference Draws                                                  -
          Payments made to the Surety Bond Provider                                             2,110.44
          Surety Bond Fee Outstanding                                                                  -
          Remaining unreimbursed Surety Interest Draws                                                 -
          Remaining unreimbursed Surety Principal Draws                                                -
          Remaining unreimbursed Surety Preference Draws                                               -
          Remaining Amounts Owed to the Surety Bond Provider                                           -



NET CREDIT LOSS RATIO
          Net Credit Losses                                                                   (29,374.45)
          For the Current Collection Period                                                        -1.70%
          For the preceding Collection Period                                                      -0.48%
          For the second preceding Collection Period                                               -0.82%
          Average Net Credit Loss Ratio                                                            -1.00%



DELINQUENCY ANALYSIS
          Number of Loans
               30 to 59 days past due                                                                 84
               60 to 89 days past due                                                                 25
               90 or more days past due                                                               17
                                                                                          ---------------

                          TOTAL                                                                      126
                                                                                          ===============

          Principal Balance
               30 to 59 days past due                                                         728,008.61
               60 to 89 days past due                                                         181,368.68
               90 or more days past due                                                       107,819.51
                                                                                          ---------------

                          TOTAL                                                             1,017,196.80
                                                                                          ===============

          Delinquency Ratio
          For the current Collection Period                                                         5.00%
          For the preceding Collection Period                                                       4.36%
          For the second preceding Collection Period                                                4.62%
          Average Delinquency Ratio                                                                 4.66%




REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month        23,243.61
          Number of Contracts where Repossession Occurred in the Current Month                         2




WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                  10.38%
          Weighted Average Original Term (months)                                                 123.00
          Weighted Average Remaining Term (months)                                                 55.83




CASH SETTLEMENT FOR THE TRUSTEE
         Available Funds due from the Collection Account to Certificate Account               962,189.87
         Servicing Fee                                                                         13,190.24
         Interest allocable to the Seller's Certificate                                             0.05
         Principal amount allocable to the Seller's Certificate                                     0.35
         Wire Funds to the Surety Bond Provider                                                 2,110.44
         Net Deposit From Collection Account to the Certificate Account                       946,888.79
         Reserve Account deposit to Certificate Account                                                -
         Surety Bond deposit to Certificate Account                                                    -
         Total Deposit to the Certificate Account                                             946,888.79
         Wire Funds to the Certificateholders - Interest                                      102,883.79
         Wire Funds to the Certificateholders - Principal                                     743,099.77
         Deposit Funds into the Reserve Account                                                        -
         Wire Funds to NationsCredit                                                          100,905.23


Approved  by:   /s/  JOYCE  MCLEOD
                ------------------
                                     Joyce  McLeod
                                     Vice  President



                                 [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                 ----------------------------------------

OCTOBER  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1996  -  1  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-7045.

Very  truly  yours,

/s/  JOYCE  MCLEOD
------------------
     Joyce  McLeod
     Vice  President